Exhibit 99.3

MAX RE CAPITAL LTD. REPORTS FOURTH

QUARTER NET INCOME OF $0.29 PER DILUTED SHARE:

Hamilton, Bermuda, February 3, 2003 – Max Re Capital Ltd. (NASDAQ: MXRE) today reported net income for the three months ended December 31, 2002 of $11.0 million, or income of $0.29 per diluted share, compared to net income of $10.1 million, or income of $0.26 per diluted share for the same period in 2001. Net operating income before minority interest, which represents net income before minority interest reduced by net realized gains on fixed maturities, for the three months ended December 31, 2002 was $10.8 million, or income of $0.24 per diluted share, compared with net operating income before minority interest of $10.9 million, or income of $0.23 per diluted share for the three months ended December 31, 2001. For the year ended December 31, 2002, the Company had a net loss of $5.7 million, or a loss of $0.15 per diluted share, compared to net income of $2.5 million, or income of $0.06 per diluted share, for the year ended December 31, 2001. For the year ended December 31, 2002, the Company had a net operating loss before minority interest of $12.4 million, or a loss of $0.27 per diluted share, compared to net operating income before minority interest of $0.1 million, or nil per diluted share, for the year ended December 31, 2001.

Robert J. Cooney, Chairman, President and Chief Executive Officer, commented, “Our favorable results this quarter are primarily attributable to a 4% return on the alternative investment portfolio and emerging profits from property and casualty risk underwriting. We continue to be pleased by the market acceptance of our traditional property and casualty reinsurance capability, which accounted for over $78 million in gross premiums written during the quarter.”

Gross premiums written for the three months ended December 31, 2002 was $124.9 million, comprised entirely from property and casualty underwriting, compared to $239.4 million, comprised of $139.3 million from property and casualty underwriting and $100.1 million from life and annuity underwriting, for the three months ended December 31, 2001. Included in gross premiums written for the three months ended December 31, 2002 is $32.3 million of premium stemming from contractual provisions contained in a contract written in a previous year which provided for additional premium in the event of additional reported losses. For the year ended December 31, 2002, gross premiums written was $656.0 million, comprised of $641.3 million from property and casualty underwriting and $14.7 million from life and annuity underwriting, compared to 2001 gross premiums written of $710.6 million, comprised of property and casualty underwriting of $496.5 million and life and annuity underwriting of $214.1 million. Net premiums written for the three months ended December 31, 2002 were $122.3 million, compared to $202.3 million for the same period of 2001. Net premiums written were $600.0 million for the year ended December 31, 2002 versus $594.1 million for the year ended December 31, 2001. Deposits received from underwriting activities that do not meet the criteria for being classified as premiums was $90.5 million in 2002 compared to $96.1 million in 2001.

Total revenue for the three months ended December 31, 2002 was $201.6 million, compared to $272.8 million of total revenue for the same period in 2001. For 2002, total revenue was $503.9 million compared to $581.0 million for 2001. The decrease in total revenue for both the fourth quarter and the year results principally from a drop in the Company’s life and annuity underwriting production during 2002 versus 2001, which was partially mitigated by increased net investment income from growth in fixed maturities securities and increased gains on alternative investments.

Net investment income, excluding realized and unrealized gains and losses, for the three months ended December 31, 2002 increased to $25.4 million, compared to $11.9 million for the same period in 2001. Net investment income, excluding realized and unrealized gains and losses, for the year ended December 31, 2002 increased $21.1 million, to $65.0 million, compared to $43.9 million for the same period in 2001. Included in net investment income for the three months and year ended December 31, 2002 is $9.8 million of interest income from the reinsurance contract discussed above, which also provided for the receipt of interest when additional premiums are received. Net gains on alternative investments for the three months ended December 31, 2002 was $26.0 million, or 4.02%, compared to net gains on alternative investments of $14.4 million, or 2.61%, for the same period of 2001. For the year ended December 31, 2002, the return on alternative investments was 5.18%, compared to a 6.69% return in 2001. Invested assets were $2.0 billion as of December 31, 2002, with an allocation of approximately 68% to cash and fixed maturities and an allocation of approximately 32% to alternative investments. The ratio of invested assets to minority interest and total shareholders’ equity was 2.87 at December 31, 2002, compared to 2.32 as of December 31, 2001.

General and administrative expenses for the three months ended December 31, 2002 were $7.7 million compared to $6.4 million for the three months ended December 31, 2001. General and administrative expenses for the year ended December 31, 2002 were $23.2 million compared to $21.0 million for the year ended December 31, 2001. Personnel costs are a substantial component of general and administrative expenses, and such costs continued to increase from the prior year consistent with the Company’s plan for increasing headcount to support its growing operations. General and administrative expenses for the year ended December 31, 2002 were 5.9% of net premiums earned, compared to 4.2% of net premiums earned for the year 2001.

Minority interest and shareholders’ equity was $709.8 million at December 31, 2002. Combined book value per share at December 31, 2002, including conversion of the non-voting Max Re Ltd. common shares held by the founding investors, was $15.73 per share compared to $14.92 at December 31, 2001.

Max Re Capital Ltd., through its principal operating subsidiary, Max Re Ltd., offers customized reinsurance solutions to property and casualty insurers, life and health insurers, and large corporations.

The above remarks about future expectations, plans and prospects for the Company are forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting future operating results, please refer to the Company’s most recent Annual Report on Form 10-K and other documents filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future developments or otherwise.

Contact Information:
Keith S. Hynes	N. James Tees
Executive Vice President & CFO	Senior Vice President & Treasurer
441-296-8800	441-296-8800
keithh@maxre.bm	jimt@maxre.bm

MAX RE CAPITAL LTD.

CONSOLIDATED BALANCE SHEETS (Unaudited)

(Expressed in thousands of United States Dollars, except share amounts)
	December 31, 2002	December 31, 2001
ASSETS
Cash and cash equivalents	$92,103	$98,322
Fixed maturities, available for sale at fair value	1,279,564	884,069
Alternative investments, at fair value	652,744	627,793
Accrued interest income	12,304	10,896
Premiums receivable	198,037	89,607
Losses recoverable from reinsurers	217,172	173,663
Funds withheld	55,276	55,480
Deferred acquisition costs	79,551	39,835
Deferred charges	32,086	44,437
Prepaid reinsurance premiums	25,519	17,373
Other assets	11,631	7,075

Total assets	$2,655,987	$2,048,550

LIABILITIES
Property and casualty losses and experience refunds	$787,737	$596,377
Life and annuity benefits and experience refunds	405,008	423,767
Reinsurance balances payable	195,642	129,655
Deposit liabilities	115,513	79,389
Unearned property and casualty premiums	324,387	110,963
Accounts payable and accrued expenses	17,870	8,736
Bank loan	100,000	—

Total liabilities	1,946,157	1,348,887

Minority interest	116,424	115,593

SHAREHOLDERS’ EQUITY
Preferred shares
par value $1; 20,000,000 shares authorized
no shares issued or outstanding	—	—
Common shares
par value $1; 200,000,000 shares authorized
37,998,779 shares issued and outstanding (2001 - 39,582,379)	37,999	39,582
Additional paid-in capital	526,582	543,438
Loans receivable from common share sales	(12,575)	(12,575)
Unearned stock grant compensation	(2,656)	(2,894)
Accumulated other comprehensive income	48,318	13,475
Retained earnings (deficit)	(4,262)	3,044

Total shareholders’ equity	593,406	584,070

Total liabilities, minority interest and shareholders’ equity	$2,655,987	$2,048,550

MAX RE CAPITAL LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except shares and per share amounts)

	Three Months Ended December 31		Years Ended December 31
	2002	2001	2002	2001
REVENUES
Gross premiums written	$124,874	$239,448	$655,970	$710,551
Reinsurance premiums ceded	(2,585)	(37,167)	(56,000)	(116,417)

Net premiums written	$122,289	$202,281	$599,970	$594,134

Earned premiums	$160,716	$289,807	$442,546	$599,991
Earned premiums ceded	(13,669)	(46,150)	(47,854)	(99,044)

Net premiums earned	147,047	243,657	394,692	500,947

Net investment income	25,387	11,872	64,962	43,870
Net gains on alternative investments	25,977	14,401	32,643	29,784
Net realized gains on fixed maturities	2,139	1,543	5,390	2,512
Other income	1,028	1,359	6,181	3,857

Total revenues	201,578	272,832	503,868	580,970

LOSSES AND EXPENSES
Losses, benefits and experience refunds	140,023	245,156	384,019	524,365
Acquisition costs	37,133	9,598	98,885	30,860
Interest expense	3,755	(767)	4,833	2,079
General and administrative expenses	7,734	6,422	23,188	21,042

Total losses and expenses	188,645	260,409	510,925	578,346

INCOME (LOSS) BEFORE MINORITY INTEREST	12,933	12,423	(7,057)	2,624
Minority interest	(1,910)	(2,274)	1,340	(93)

NET INCOME (LOSS)	11,023	10,149	(5,717)	2,531
Change in net unrealized appreciation of fixed maturities	(3,889)	(6,269)	34,860	6,674

COMPREHENSIVE INCOME (LOSS)	$7,134	$3,880	$29,143	$9,205

Basic earnings (loss) per share	$0.29	$0.26	$(0.15)	$0.08

Diluted earnings (loss) per share	$0.29	$0.26	$(0.15)	$0.06

Diluted net operating earnings (loss) per share	$0.24	$0.23	$(0.27)	$—

Weighted average shares outstanding—basic	38,159,508	39,657,841	39,097,059	32,710,380

Weighted average shares outstanding—diluted	45,279,397	47,588,449	46,352,678	40,597,763

MAX RE CAPITAL LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Years ended December 31
	2002	2001
Preferred shares
Balance, beginning of period	$—	$—

Balance, end of period	—	—

Common shares
Balance, beginning of period	39,582	27,683
Issuance shares	262	13,102
Repurchase of shares	(1,845)	(1,203)

Balance, end of period	37,999	39,582

Additional paid-in capital
Balance, beginning of period	543,438	376,905
Issuance shares	3,736	198,210
Repurchase of shares	(19,058)	(15,856)
Direct equity offering expenses		(15,821)
Distribution of capital	(1,534)

Balance, end of period	526,582	543,438

Loans receivable from common share sales
Balance, beginning of period	(12,575)	(11,650)
Loans granted	—	(1,025)
Loans repaid	—	100

Balance, end of period	(12,575)	(12,575)

Unearned stock grant compensation
Balance, beginning of period	(2,894)	(630)
Stock grants awarded	(971)	(3,288)
Amortization	1,209	1,024

Balance, end of period	(2,656)	(2,894)

Accumulated other comprehensive income
Balance, beginning of period	13,475	6,801
Holding gains on fixed maturities	46,004	10,652
Gains included in net income	(5,390)	(2,512)
Allocation to minority interest	(5,771)	(1,466)

Balance, end of period	48,318	13,475

Retained earnings (deficit)
Balance, beginning of period	3,044	1,306
Net income (loss)	(5,717)	2,531
Dividends paid	(1,589)	(793)

Balance, end of period	(4,262)	3,044

Total shareholders’ equity	$593,406	$584,070

MAX RE CAPITAL LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Years ended December 31
	2002	2001
OPERATING ACTIVITIES
Net income (loss)	$(5,717)	$2,531
Adjustments to reconcile net income (loss) to net cash from operating activities:
Minority share of income (loss)	(1,340)	93
Amortization of unearned stock grant compensation	1,210	1,024
Amortization of discount on fixed maturities	1,378	(1,015)
Realized gains on fixed maturities	(5,390)	(2,512)
Net gains on alternative investments	(32,643)	(29,784)
Accrued interest income	(1,408)	(4,477)
Premiums receivable	(108,430)	(86,899)
Losses recoverable from reinsurers	(43,509)	(168,293)
Funds withheld	204	(13,489)
Deferred acquisition costs	(39,716)	(39,835)
Deferred charges	12,351	(22,756)
Prepaid reinsurance premiums	(8,146)	(17,373)
Other assets	(4,556)	(4,108)
Property and casualty losses and experience refunds	191,360	460,039
Life and annuity benefits and experience refunds	(18,759)	169,848
Reinsurance balances payable	65,987	106,988
Unearned property and casualty premiums	213,424	110,560
Accounts payable and accrued expenses	9,134	1,158

Cash from operating activities	225,434	461,700

INVESTING ACTIVITIES
Purchase of fixed maturities	(746,259)	(588,120)
Sales (purchases) of alternative investments, net	7,936	(250,910)
Sales of fixed maturities	306,241	178,571
Redemptions of fixed maturities	88,905	16,780

Cash used in investing activities	(343,177)	(643,679)

FINANCING ACTIVITIES
Net proceeds from issue of common shares	3,027	191,179
Repurchases of common shares	(20,903)	(17,059)
Proceeds from bank loan	100,000	—
Dividends paid / distributions of capital	(3,123)	(793)
Distributions to / conversion of minority shareholders	(3,600)	(146)
Deposit liabilities, net	36,124	79,389
Notes and loans repaid	—	100

Cash from financing activities	111,525	252,670

Changes in cash and cash equivalents	(6,218)	70,691

Cash and cash equivalents, beginning of period	98,322	27,631

CASH AND CASH EQUIVALENTS, END OF PERIOD	$92,104	$98,322

MAX RE CAPITAL LTD.

SCHEDULE OF SUPPLEMENTAL DATA—DECEMBER 31, 2002

Computation of Combined Book Value per Common Share:
	$	Shares	Per Share
Shareholders’ Equity	593,406,668	37,998,779	$15.62
Minority Interest	116,424,147	7,119,332

Total Combined Equity	709,830,815	45,118,111	$15.73

		As of
Selected Performance Measurements:	Year Ended 12/31/2002	12/31/2002	12/31/2001

Return on Average Combined Equity	-1.00%
Invested Assets to Combined Equity		2.87	2.32
General & Administrative Expense Ratio	5.87%

Year to Date Segment Information: (in 000’s US$)	Structured	Property & Casualty Alternative Risk	Traditional	Life & Annuity	Other	Consolidated

Gross premiums written	$317,195	$186,200	$137,919	$14,656	$—	$655,970
Reinsurance premiums ceded	(44,914)	(8,888)	—	(2,198)	—	(56,000)

Net premiums written	$272,281	$177,312	$137,919	$12,458	$—	$599,970

Earned premiums	$291,828	$97,152	$38,910	$14,656	$—	$442,546
Earned premiums ceded	(40,471)	(5,185)	—	(2,198)	—	(47,854)

Net premiums earned	251,357	91,967	38,910	12,458	—	394,692

Net investment income	—	—	—	—	64,962	64,962
Net gains on alternative investments	—	—	—	—	32,643	32,643
Net realized gains on fixed maturities	—	—	—	—	5,390	5,390
Other income	2,763	638	—	—	2,780	6,181

Total revenues	254,120	92,605	38,910	12,458	105,775	503,868

Losses, benefits and experience refunds	240,588	64,038	28,152	51,241	—	384,019
Acquisition costs	68,663	21,210	9,218	(206)	—	98,885
Interest expense	910	—	—	1,610	2,313	4,833
General and administrative expenses	3,626	2,129	1,577	6,616	9,240	23,188

Total losses and expenses	313,787	87,377	38,947	59,261	11,553	510,925

Net income (loss) before minority interest	$(59,667)	$5,228	$(37)	$(46,803)	$94,222	$(7,057)

Loss Ratio		69.6%	72.4%
Combined Ratio		95.0%	100.1%
Expected Cost of Funds

Gross deposits	$90,462	$—	$—	$—	$—	$90,462

Net deposits	$68,115	$—	$—	$—	$—	$68,115

MAX RE CAPITAL LTD.

SCHEDULE OF SUPPLEMENTAL DATA—DECEMBER 31, 2002

	Periodic Rate of Return
Selected Investment Return Data:	Market Value*	Investment %’s	Quarter Ended	Year Ended	Inception to Date**
Cash and Fixed Maturities	$1,371,667	67.8%	0.84%	8.59%	9.04%

Global Macro	$93,240	4.6%	4.16%	7.35%	8.49%
Long / Short Equity	59,222	2.9%	0.65%	-2.40%	0.75%
Convertible Arbitrage	36,290	1.8%	7.88%	10.00%	13.83%
Merger Arbitrage	—	0.0%	0.00%	-0.43%	3.95%
Diversified Arbitrage	123,173	6.1%	4.48%	8.58%	12.72%
Distressed Securities	79,445	3.9%	7.20%	3.00%	2.90%
Opportunistic	33,617	1.7%	4.11%	1.74%	6.80%
Emerging Markets	24,971	1.2%	0.97%	0.33%	0.33%
Fixed Income Arbitrage	47,164	2.3%	6.61%	15.91%	9.50%
Event-Driven Arbitrage	48,286	2.4%	2.27%	-0.53%	7.88%
Commodity Trading Advisers	33,440	1.7%	-6.50%	-2.37%	-2.37%

MDS	578,848	28.6%	4.02%	4.15%	5.01%

Insurance Underwriting	73,896	3.6%	4.06%	14.19%	7.04%

Alternative Investments	$652,744	32.2%	4.02%	5.18%	5.32%

Total Investments	$2,024,411	100.0%	1.88%	7.35%	7.62%

Comparative returns
Lehman Aggregate Bond Index			1.59%	10.41%	10.14%
Standard & Poors 500 Stock Index			8.43%	-22.09%	-14.54%
80% Lehman Index and 20% S&P Index			3.07%	3.92%	5.22%

*	Expressed in thousands of United States Dollars
**	Annualized